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                                                                   EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated June 14, 2002 relating to the financial statements, which appears in Compass Bancshares, Inc.'s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2001, as filed on June 14, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
June 18, 2002